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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 29, 2000


                              STATION CASINOS, INC.
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             (Exact name of registrant as specified in its charter)


         Nevada                        000-21640                  88-0136443
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(State or other jurisdiction           (Commission            (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada                           89102
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411


                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

                  On June 29, 2000, the Company issued a press release. Such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (a)    Not applicable

           (b)    Not applicable

           (c)    The following documents are filed as exhibits to this report:

EXHIBIT NO.               DESCRIPTION
-----------               -----------
99.1                      Press Release dated June 29, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Station Casinos, Inc.



Date: July 6, 2000              By:  /s/ Scott M Nielson
                                       ------------------------
                                        Scott M Nielson
                                        Executive Vice President,
                                        General Counsel and
                                        Secretary


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                                  EXHIBIT INDEX

EXHIBIT
-------
99.1           Press Release dated June 29, 2000.



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